UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
3.95% Global Notes due 2030	BAX 30	New York Stock Exchange
1.73% Global Notes due 2031	BAX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 16, 2021, Baxter International Inc. (the “Company”) entered into a Purchase Agreement with J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers named in Schedule I thereto as Initial Purchasers (the “Initial Purchasers”), pursuant to which the Company agreed to sell, and the Initial Purchasers agreed to purchase, subject to the terms and conditions set forth therein, $800,000,000 aggregate principal amount of 0.868% Senior Notes due 2023, $1,400,000,000 aggregate principal amount of 1.322% Senior Notes due 2024, $1,450,000,000 aggregate principal amount of 1.915% Senior Notes due 2027, $1,250,000,000 aggregate principal amount of 2.272% Senior Notes due 2028, $1,550,000,000 aggregate principal amount of 2.539% Senior Notes due 2032, $750,000,000 aggregate principal amount of 3.132% Senior Notes due 2051, $300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2023 and $300,000,000 aggregate principal amount of Floating Rate Senior Notes due 2024 (collectively, the “Notes”), in a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The offering of the Notes is expected to close on December 1, 2021, subject to customary closing conditions.

The Purchase Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Purchase Agreement set forth above does not purport to be complete and is qualified by reference in its entirety to the full text of the Purchase Agreement, which is filed as Exhibit 1.01 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes will not be initially registered under the Securities Act, or the securities laws of any other jurisdiction and are being offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. Unless they are registered, the Notes may be offered only in transactions that are exempt from registration under the Securities Act or the securities laws of any other jurisdiction.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.01	Purchase Agreement, dated November 16, 2021, between Baxter International Inc. and J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several initial purchasers named in Schedule I thereto,

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2021

BAXTER INTERNATIONAL INC.

By:	/s/ Ellen K. Bradford
Name:	Ellen K. Bradford
Title:	Senior Vice President and Corporate Secretary